UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2012

NEWPARK RESOURCES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-2960	72-1123385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, TX		77381
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 362-6800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 29, 2012, Newpark Resources, Inc. (“Newpark”) announced that it has entered into a definitive agreement to acquire substantially all of the assets and operations of Alliance Drilling Fluids, LLC and its subsidiaries (collectively, “Alliance”), a provider of drilling fluids, proppants, and related services headquartered in Midland, Texas.  On December 31, 2012, Newpark announced that it has closed the acquisition of substantially all of the assets of Alliance.  Cash consideration at closing was approximately $53 million, subject to adjustments for actual working capital conveyed.  Additional consideration up to $4.3 million may be payable based on the profitability of the proppant business over the two year period following the acquisition.  The transaction was funded through borrowings on Newpark’s revolving credit facility.  Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and incorporated in this Item 7.01.

The information referenced under Item 7.01 (including Exhibit 99.1 and Exhibit 99.2 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by Newpark pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing. Newpark does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1     Press release issued by Newpark Resources, Inc. on December 29, 2012.

99.2     Press release issued by Newpark Resources, Inc. on December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated December 31, 2012	By:	/s/ Gregg S. Piontek
Gregg S. Piontek, Vice President and
Chief Financial Officer
(Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Newpark Resources, Inc. on December 29, 2012.

99.2	Press release issued by Newpark Resources, Inc. on December 31, 2012.